UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 12, 2007

MEXICAN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-28234	76-0493269
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1135 EDGEBROOK	77034-1899
HOUSTON, TEXAS	(Zip Code)
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (713) 943-7574

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant number under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 12, 2007 Mexican Restaurants, Inc. issued a press release announcing that the Company has notified Nasdaq that Michael D. Domec, a current member of Mexican Restaurants, Inc. Board of Directors, has accepted a position on the Company’s Audit Committee. Mr. Domec has served on the Company’s Board of Directors since 1995. This brings the total number of Audit Committee members to three, putting the Company in compliance with Nasdaq’s audit committee requirements as set forth in Marketplace Rule 4350. Messrs. Joseph J. Fitzsimmons and Thomas E. Martin are the other members of the Company’s Audit Committee.

A copy of the Company’s press release with respect to this matter is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number         Description

99.1	Mexican Restaurants, Inc. press release dated January 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2007

                                                                                                                                    MEXICAN RESTAURANTS, INC.

                                                    By: /s/ ANDREW J. DENNARD
                                                    Andrew J. Dennard
                                                    Exec. Vice President, Chief
                                                            Financial Officer, Treasurer and
                                                            Corporate Secretary

INDEX TO EXHIBITS

Exhibit
Number Description

99.1	Mexican Restaurants, Inc. press release dated January 12, 2007